Voya Retirement Insurance and Annuity Company
and its
Variable Annuity Account C

	Opportunity Plus	Voya Flexible Income
	403(b), 401 and HR 10 Plans	University of Texas System Retirement
	MAP II	Programs
	Voya Pension IRA	Voya express Variable Annuity
	State University of New York	Voya Educator’s Direct
Multiple Sponsored Retirement Options

Supplement Dated August 28, 2014

This supplement updates and amends certain information contained in your current variable annuity Contract
Prospectuses, Contract Prospectus Summaries, if applicable, and Statement of Additional Information (“SAI”).
Please read it carefully and keep it with the applicable Contract Prospectus, Contract Prospectus Summary and SAI
for future reference.

IMPORTANT INFORMATION ABOUT THE COMPANY

In connection with Voya Financial, Inc.’s rebranding efforts, the following changes are effective September 1, 2014:

·	ING Life Insurance and Annuity Company will be renamed Voya Retirement Insurance and Annuity Company;
·	ING North America Insurance Corporation will be renamed Voya Services Company;
·	ING Financial Partners, Inc. will be renamed Voya Financial Advisors, Inc.;
·	ING Financial Advisers, LLC will be renamed Voya Financial Partners, LLC;
·	ING National Trust will be renamed Voya Institutional Trust Company; and
·	References to ING in any product name will be replaced with Voya (e.g., ING Pension IRA will be renamed
Voya Pension IRA).

In general, all other references to the name ING are replaced with the name Voya with the exception of ING Groep
N.V., which will remain unchanged.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) Voya Retirement Life Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by
Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which
Voya Financial Partners, LLC has selling agreements.

X.VRIAC1-14		August 2014